Research  Center  J  lich                                   /logo/
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Forschungszentrum  J  lich  GmbH  -  PTJ  -  D-52425  J  lich
Delivery  Address:  Leo-Brandt-Strasse  -  D-52428  J  lich

SanguiBioTech  AG
Represented  by  the  Management
Mr.  Prof.  Dr.  Dr.  Wolfgang  Barnikol
Alfred-Herrhausen-Strasse  44

58455  Witten  an  der  Ruhr
            J  lich,  March  16,  2001


N  O  T  I  C  E  O  F  C  H  A  N  G  E
----------------------------------------
                                (Project Support)


Re.:      Grants  of  the  Federal  Land  of  North-Rhine-Westphalia
          here:     Technology  Programme  Economy  (TPW)

          Project  No./FKZ:     001-9804-0V04
          PTJ  Ref.  No.:          9804V04

          Project:     DEVELOPMENT  OF A METHOD FOR THE PRODUCTION OF ARTIFICIAL
OXYGEN CARRIERS ON THE BASIS OF HYPERPOLYMERIC HAEMO-GLOBINS AS BLOOD ADDITIVE AND SO-CALLED BLOOD SUBSTITUTE

Reference:   Our  Appropriation  Notice  of  November  30,  1998
             Our Notices of Change of Sep. 03, 1999; Jan. 26, 2000; November 16,
             2000
             Your  Payment  Request  of  June  30,  2000
             Your  application  of  February  23,  2001

Appendix:     "Determination  of  the  Need  for  Subsidy"  (as  revised)
              "Project  Monitoring"

Dear  Professor  Barnikol,

Changing our above-mentioned notice, the funds now will be made available as follows:

     in  the  business  year  of  1998          DM      589,063.00
     in  the  business  year  of  1999          DM      844,000.00
     in  the  business  year  of  2000          DM       78,800.00
     in  the  business  year  of  2001          DM    2,062,712.00
     in  the  business  year  of  2002          DM            0.00
                                                ------------------
     Total  grants                              DM    3,574,575.00
                                                ==================

At the same time, we extend the appropriation period beyond MARCH 31, 2001 TILL JUNE 30, 2002.

The respective provision of funds for the year of 2002 will be made at a later date.

Contrary to No. 6 BNBest-P, the Case Report/Proof of Partial Utilization (see appendix "Project Monitoring") for the year of 2002 is to be submitted to the Project Agency J lich (PTJ) by December 31, 2002 at the latest.

The appendices "Determination of the Need for Subsidy" and "Project Monitoring" apply in their amended version enclosed with this notice.

As  for  the  rest,  our  above-mentioned  notice  is  applicable.
With  kind  regards

Research  Center  J  lich  GmbH

p.p.               p.p.
/signature/          /signature/
Dr.  H.  Paetsch     S.  Voigt